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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)     August 28, 2003
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       Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                                       06-1007444
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia                  30328-6188
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (770) 512-7700
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ITEM 9.  REGULATION FD

         The Company, working with its advisors, has initiated an exploratory process to evaluate a potential change in the ownership of the Company. However, no assurances can be given that a proposed transaction or transactions will be completed or will be completed on terms favorable to the Company.








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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:                   /s/ William S. Creekmuir
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                        William S. Creekmuir
         Executive Vice President and Chief Financial Officer


Date:    August 29, 2003